UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2015

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

894 Ross Drive Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 4, 2015, Charles Kissner resigned as a director of Meru Networks, Inc. (the “Company”). Mr. Kissner served on the Nominating and Corporate Governance Committee and the Audit Committee. Mr. Kissner stated that he did not resign because of a disagreement with the Company.

Item 8.01	Other Items.

On March 4, 2015, Meru Networks, Inc. entered into an Annual Meeting Agreement (the “ Agreement ”) with Vertex Special Opportunities Fund III, LP, Vertex Special Opportunities GP III, LLC, Vertex Capital Advisors, LLC and Eric Singer (collectively, the “Vertex Group”). The Agreement provides that each member of the Vertex Group shall cause all shares of Common Stock beneficially owned as of the record date for the Company’s 2015 annual meeting of stockholders (the “2015 Meeting”) to be present for quorum purposes and to be voted in favor of (i) the Company’s recommended Board slate and (ii) the ratification of the Company’s current independent registered public accounting firm.

The nominees of the Company’s board of directors (the “Board”) for inclusion on the Board slate for the 2015 Meeting will consist of current directors Bami Bastani, Stephen Domenik, Sudhakar Ramakrishna, as well as Barry Cox and a candidate originally recommended by the Vertex Group, John Kurtzweil.

Barry Cox has served on the board of directors of Pixelworks, Inc., a publicly traded semiconductor company, since March 2012. Mr. Cox has served on the board of directors of Audience, Inc., a publicly traded fabless semiconductor company since October 2009 and was its Chairman of the Board from October 2009 until September 2011. Mr. Cox has served on the board of directors of Adesto Technology, a privately held fabless semiconductor company, since July 2014, and has served as its chairman of the board since October 2014. Mr. Cox served as the executive chairman of the board of Touchstone Semiconductor, Inc., a privately held fabless semiconductor company from November 2012 until it was acquired by Silicon Laboratories, Inc. in March 2014. Additionally, Mr. Cox was a member of the board of directors of Summit Microelectronics, a privately held fabless semiconductor company from April 1999 to May 2012 and a member of the board of directors of Grandis, Inc., a magnetic memory licensing company from March 2009 to April 2011. Mr. Cox holds a B.S. in engineering from the US Air Force Academy and an M.B.A. from Boston University. Mr. Cox brings to our Board over 45 years of experience in executive leadership positions with technology businesses. He has served as a member of the board of directors of nineteen corporations and has been involved in four public offerings, three secondary offerings and twelve mergers.

John T. Kurtzweil has been an independent consultant since October 2014. From June 2012 until September 2014, Mr. Kurtzweil served as Senior Vice President, Chief Financial Officer, Principal Accounting Officer and Special Advisor to the CEO of Extreme Networks, Inc., a provider of high performance, open networking innovations for enterprises, services providers, and internet exchanges. From September 2006 to June 2012, Mr. Kurtzweil served as Executive Vice President, Finance, Chief Financial Officer, Principal Accounting Officer and Treasurer of Cree, Inc., a company that develops, manufactures, and sells lighting-class light emitting diode, lighting, and semiconductor products for power and radio-frequency applications. From May 2004 to September 2006, Mr. Kurtzweil was Senior Vice President, Chief Financial Officer and Principal Accounting Officer at Cirrus Logic, Inc., a fabless semiconductor company. Mr. Kurtzweil, who is a certified public accountant and certified management accountant, earned an MBA from the University of St. Thomas, and a B.A. in Accounting from Arizona State University. Mr. Kurtzweil will bring to the Board significant senior executive leadership experience, including nineteen years as chief financial officer of publicly traded technology companies and placing $1.9 billion in equity and debt instruments. His technology industry experience includes several M&A transactions and when combined with his treasury experience, gives him a valuable perspective as a director. His qualifications to serve as a director also include his financial market experience, training through the Stanford Directors College, active membership with National Association of Corporate Directors and his experience as an audit committee financial expert.

Additional Information and Where to Find It

The Company, its directors and certain executive officers and employees may become participants in the solicitation of proxies from stockholders in connection with the 2015 Meeting. The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2015 Meeting (the “2015 Proxy Statement”).

Stephen Domenik and Sudhakar Ramakrishna, each of whom is a member of the Board, Barry Cox and John Kurtzweil, if appointed as members of the Board prior to the 2015 Meeting, and Dr. Bami Bastani, President, Chief Executive Officer and a member of the Board, Brian R. McDonald, Chief Financial and Administrative Officer, and Mark Liu, Vice President, General Counsel and Secretary, may become participants in the Company’s solicitation. Information regarding the Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise, as well as information regarding other significant stockholders, is set forth below. The Company is not aware of any other participants who own in excess of 1% of the Company’s common stock. Additional information regarding the interests of such participants will be included in the 2015 Proxy Statement and other relevant documents to be filed with the SEC in connection with the 2015 Meeting.

Promptly after filing its definitive 2015 Proxy Statement with the SEC, the Company will deliver the definitive 2015 Proxy Statement and a proxy card to each stockholder entitled to vote at the 2015 Meeting. STOCKHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2015 Proxy Statement and any other documents filed by the Company with the SEC in connection with the 2015 Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://investors.merunetworks.com/) or by writing to the Secretary, Meru Networks, Inc., 894 Ross Drive, Sunnyvale, California 94089.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of February 17, 2015 for:

•	each person who we know beneficially owns more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 24,258,800 shares of common stock outstanding at February 17, 2015. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, the Company deemed to be outstanding all shares of common stock subject to options, warrants or other convertible securities held by that person or entity that are currently exercisable or exercisable within 60 days of February 17, 2015. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Meru Networks, Inc., 894 Ross Drive, Sunnyvale, CA 94089.

Directors and Executive Officers:	Shares Beneficially Owned (1)	Percentage
Dr. Bami Bastani (2)	635,668	2.6%
Larry Vaughan (3)	163,452	*
Sarosh Vesuna (4)	97,587	*
Brian McDonald (5)	37,489	*
Mark Liu (6)	23,511	*
Ajay Malik (7)	35,251	*

Harold Copperman (8)	450,355	1.9%
Chuck Kissner (9)	171,518	*
William Quigley (10)	2,166,036	8.9%
Sudhakar Ramakrishna (11)	30,195	*
Stephen Domenik (12)	29,424	*

All executive officers and directors as a group, 11 persons (13)	3,840,486	15.3%

Other 5% Stockholders:
Castle Union, LLC (14)	2,023,001	8.3%
Clearstone Venture Partners (10)	1,969,889	8.1%
D.E. Shaw & Company (15)	1,411,502	5.8%

*	Less than 1%
(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person and shares are owned of record and beneficially by the named person.
(2)	Consists of 65,049 shares of common stock and 570,619 shares of common stock subject to options which are exercisable within 60 days of February 17, 2015.
(3)	Consists of 61,672 shares of common stock and 101,780 shares of common stock subject to options which are exercisable within 60 days of February 17, 2015.
(4)	Consists of 34,251 shares of common stock and 63,336 shares of common stock subject to options which are exercisable within 60 days of February 17, 2015.
(5)	Consists of 37,489 shares of common stock.
(6)	Consists of 23,511 shares of common stock.
(7)	Consists of 35,251 shares of common stock
(8)	Consists of 405,452 shares of common stock and 44,903 shares of common stock subject to options which are exercisable within 60 days of February 17, 2015.
(9)	Consists of 155,768 shares of common stock and 15,750 shares of common stock subject to options which are exercisable within 60 days of February 17, 2015. As reported above, on March 4, 2015, Mr. Kissner resigned as a member of the Board.
(10)

Includes, solely with respect to Mr. Quigley, 168,647 shares of common stock and 27,500 shares subject to options which are exercisable within 60 days of February 17, 2015. Based on a Schedule 13G filed February 8, 2013, affiliates of Clearstone Ventures held shares as follows (i) 2,263,057 shares of common stock beneficially owned by Clearstone Venture Partners II-A, L.P., (ii) 76,847 shares of common stock beneficially owned by Clearstone Venture Partners II-B, L.P., and (iii) 129,037 shares of common stock beneficially owned by Clearstone Venture Partners II-C, L.P. These amounts included (i) Class A warrants to purchase 223,649 shares of our Common Stock and Class B warrants to purchase 223,649 shares of our Common Stock beneficially owned by Clearstone Venture Partners II-A, L.P., (ii) Class A warrants to purchase 7,792 shares of our Common Stock and Class B warrants to purchase 7,792 shares of our Common Stock beneficially owned by Clearstone Venture Partners II-B, L.P., and (iii) Class A warrants to purchase 18,085 shares of our Common Stock and Class B warrants to purchase 18,085 shares of our Common Stock beneficially owned by Clearstone Venture Partners II-C, L.P. All of the Class A warrants and Class B warrants expired on March 12, 2014. Pursuant to an arrangement with Clearstone Venture Management Services, L.L.C. (“Clearstone Services”), Mr. Quigley is contractually obligated to remit the value of any remuneration received for service as one of our directors to Clearstone Services. Clearstone Services disclaims beneficial ownership over all shares held by Clearstone Venture Partners II-A, L.P., Clearstone Venture Partners II-B, L.P. and Clearstone Venture Partners II-C, L.P. Clearstone Venture Management II, L.L.C. (the “General Partner”) is the sole general partner of each of (i) Clearstone Venture Partners II-A, L.P., (ii) Clearstone Venture Partners II-B, L.P. and (iii) Clearstone Venture Partners II-C, L.P. (collectively, the “Funds”).

The General Partner, through its control of the Funds, has sole voting, investment and dispositive power with respect to the shares held by the Funds. The address for each of Clearstone Venture Management II, L.L.C., Clearstone Venture Management Services, L.L.C., Clearstone Venture Partners II-A, L.P., Clearstone Venture Partners II-B, L.P., and Clearstone Venture Partners II-C, L.P. is 1351 4th Street, 4th Floor, Santa Monica, California 90401.
(11)	Consists of 30,195 shares of common stock.
(12)	Consists of 29,424 shares of common stock.
(13)	Consists of 1,969,889 shares beneficially held by entities affiliated with Clearstone Ventures. Also includes an aggregate of 1,046,709 shares of common stock held individually by directors and officers and 823,888 shares of common stock subject to options which are exercisable within 60 days of February 17, 2015.
(14)	Based on a Schedule 13D filed October 27, 2014. Consists of (i) 302,257 shares in the name of Castle Union Partners, L.P., and (ii) 1,720,744 shares in the name of Castle Union Partners II, L.P. CUP, CUP II, CU, and Messrs. Tran and White entered into a Joint Filing Agreement in which the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Issuer. Because of their relationships with CUP and CUP II, each of CU and Messrs. Tran and White may be deemed to beneficially own the Shares beneficially owned by CUP and CUP II. The address of Castle Union LLC is 676 N Michigan Ave, Suite 3605, Chicago, IL 60611.
(15)	Based on a Schedule 13G filed February 17, 2015. Consists of (i) 952,018 shares in the name of D. E. Shaw Composite Side Pocket Series 5, L.L.C., and (ii) 459,484 shares in the name of D. E. Shaw Composite Fund, L.L.C. By virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the managing member and investment adviser of Laminar Direct Capital, L.L.C. and the investment adviser of D. E. Shaw Composite Side Pocket Series 5, L.L.C. and D. E. Shaw Composite Fund, L.L.C., and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Composite Side Pocket Series 5, L.L.C. and the managing member of D. E. Shaw Composite Fund, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the shares beneficially owned described above and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such 1,411,502 shares. The address of D.E. Shaw & Company is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: March 9, 2015	By:	/s/ Mark Liu
Name: Mark Liu
Title: General Counsel